Global Small Cap Fund Inc.


GLOBAL SMALL
CAP FUND INC.

Top Five Countries
(as a % of net assets as of
July 31, 1997)

United States    15.89%
Sweden            9.34%
Finland           8.87%
United Kingdom    7.71%
Italy             7.12%



                                                         September 15, 1997


Dear Shareholder,

We are pleased to present you with the annual report for Global Small Cap Fund Inc. (the "Fund") for the year ended July 31, 1997.

GENERAL MARKET OVERVIEW
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Equity markets around the world, with the exception of Asia, performed extremely well over the year and the year-to-date period ended July 31, 1997. For the year-to-date period, performance leaders, as measured by the Morgan Stanley Capital International (MSCI) World Index, were Switzerland, up 33%; the U.S., up 30%; Finland, up 30%; the Netherlands, up 30%; and Germany, up 28%. The Latin America markets were also strong performers, led by Brazil, up 59%; Mexico, up 50%; and Venezuela, up 50%. Conversely, the Asian markets were hit very hard as a result of macroeconomic problems and the threat of falling property prices, the adverse effects of which incurred damage to Asia's financial systems and currencies. Most severely affected were the Thai market, which fell 30.4%, and the Philippines market, which fell 23.1%.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
Performance
[GRAPHIC OMITTED]

Global Small Cap Fund Inc. (Symbol:GSG) achieved a fiscal year return through July 31, 1997 of 34.73% based on the Fund's net asset value and 39.69% based on the Fund's share price on the American Stock Exchange. Over the same period, the Fund (based on net asset value) outperformed the

33.16% return of its benchmark index, the Morgan Stanley Capital
International World Index.

Portfolio Highlights

In Europe (56.75% of net assets as of July 31, 1997), corporate restructuring that focused on shareholder value, corporate clarity and globalization significantly helped Fund performance. In fact, Rofin Sinar (2.24% of net assets as of July 31, 1997), one of the Fund's best performing holdings, was spun out from Seimans as a part of its corporate restructuring process.

Within the U.S., low inflation--primarily due to global competition--low interest rates and moderate growth helped drive companies like CMAC (2.48% of net assets as of July 31, 1997), a mortgage insurer, to strong performance.

Japan's market (3.44% of net assets as of July 31, 1997) did experience some upward movement toward the end of the period. However, pressure from a bank bailout, as well as stretched government finances, made it difficult for Japan to make significant progress towards its needed economic recovery. The market's underweighted position, therefore, benefited the Fund over the period. However, when selecting stocks in which to invest, GE Investment Management Incorporated, subadviser of the Fund, utilizes an

                                                              Annual Report

Global Small Cap Fund Inc.
FUND PROFILE

Goal:
Long-term capital
appreciation

Portfolio Manager/Subadviser:
Ralph Layman,
GE Investment Management Inc.

Total Net Assets:
$64.7 million as of
July 31, 1997
Dividend Payments:
Annually


investment approach that focuses on fundamental, bottom-up stock selection, choosing companies which are attractive based on their price-to-cash earnings ratio compared to their projected future growth rate. This discipline made it possible to identify stocks within Japan's market that performed extremely well. One notable example is Circle K (1.13% of net assets as of July 31, 1997). Owner and operator of a chain of small stores similar to the United States' 7-Eleven, Circle K generated a return of 63.5% over the period.

Overall, Asian markets (excluding Japan, 12.38% of net assets as of July 31, 1997), underperformed other world markets due to a combination of a slowdown in earnings growth and relatively high valuations. Here, too, however, the Fund's investment discipline made it possible to identify companies that performed well.

Finally, in Latin America, where continued economic growth, lower inflation expectations and anticipated privatizations helped propel markets up over the last six months, the Fund maintained a weighting of 2.29% of net assets as of July 31, 1997. One of the most successful holdings in this market was Disco (1.02%), a supermarket chain, which has benefited from consolidations and acquisitions. The subadviser continues to view Disco favorably, as it's believed the recent upgrade of the company's distribution center will better enable the company to service its network.

Other examples of portfolio stocks with significant increases in market value over the six month period ended July 31, 1997 included:


         Company                           Country         % of Portfolio
         -------                           -------         (as of 7/31/97)
                                                           ---------------

        Airtours                       United Kingdom          2.23%
        Jarvis                         United Kingdom          1.85%
        Konecranes International       Finland                 2.97%

Of course, the Fund's portfolio is actively managed and its composition may vary over time.

The Importance Of Choosing A Benchmark

Historically, there has not been a good industry benchmark available for the small cap market worldwide. Because of this deficiency, the subadviser has found it necessary to measure Fund performance against the MSCI World Index, which invests predominantly in large cap companies. As a result of this, the Fund's current benchmark is not always an effective measure of the Fund's performance.

The subadviser is now in the process of evaluating the Salomon Brothers Extended Market Index, which focuses on small cap performance, to determine whether it would be a more representative benchmark for the Fund. The subadviser is hopeful that this new index will prove to be a more appropriate benchmark against which to measure the Fund's performance in the future.

OUTLOOK
--------------------------------------------------------------------------------


With the exception of a few markets, equities around the world are in positive territory for the year. Europe remains one of the most attractive regions in the world, as the subadviser believes corporate restructuring will continue to focus on shareholder value, corporate clarity and globalization. At a macro level, European Monetary Union looks likely to happen, not as much from the economic reality as much as the strength of political wills.

In the U.S., the subadviser believes low inflation, low interest rates and moderate growth should continue to be the keys for the market's move higher. However, relative valuations are high in the U.S.; as such, stock selection will be important in this market.

Japan still looks expensive, especially relative to its growth prospects. There is a lack of strong political leadership and an overhang of on-going serious scandals from ministries and companies. Faced with continued pressure from the bank bailout and the precarious state of government finances, the subadviser expects that economic progress for Japan will continue to be slow. Asia, excluding Japan, continues to look relatively attractive despite the market's recent volatility. Selectivity of markets in the region and companies within the markets is key.

Lastly, Latin America's economic growth and lower inflation expectations should continue to improve. These conditions, along with anticipated privatizations, should support these markets.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,




/s/ Margo N. Alexander                          /s/ Ralph Layman

MARGO N. ALEXANDER                              RALPH LAYMAN

President                                       Portfolio Manager
Mitchell Hutchins Asset                         Global Small Cap Fund Inc.
Management Inc.


This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended July 31, 1997, and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

Global Small Cap Fund Inc.
Portfolio of Investments                                           July 31, 1997

Number of                                                        Number of
Shares                                           Value           Shares                                                Value
------                                           -----           ------                                                -----

COMMON STOCK--96.17%

ARGENTINA--1.02%                                                 FINLAND--(concluded)

Retail--Food Chains--1.02%                                       Machinery--Diversified--0.96%
    13,500   Disco SA ADR .....................  $  658,125          38,888   Valmet Corporation ....................  $  623,096
                                                 ----------                                                            ----------
                                                                 Transportation--2.44%
AUSTRALIA--4.33%                                                     51,600   Finnlines OY (1) ......................   1,581,296
                                                                                                                       ----------
Beverages--0.75%                                                 Total Finland Common Stock .........................   5,744,223
   177,545   BRL Hardy ........................     486,921                                                            ----------
                                                 ----------
Capital Equipment-Miscellaneous--0.64%                           FRANCE--1.88%
    15,000   Memtec Limited ADR ...............     412,500
                                                 ----------      Auto Parts--0.39%
Computer Software & Services--1.67%                                   4,500   Bertrand Faure Ex Ebf .................     252,395
   600,000   Ci Technologies Group Limited ....   1,082,103                                                            ----------
                                                 ----------      Electronics--0.53%
Energy--0.76%                                                         1,450   Le Carbone Lorraine ...................     343,672
   131,155   Novus Petroleum ..................     487,054                                                            ----------
                                                 ----------      Energy--0.51%
Foods--0.51%                                                          9,801   Coflexip S.A. Spoorit ADR .............     333,234
   178,645   Burns Philp & Company, Limited ...     332,838                                                            ----------
                                                 ----------      Engineering & Construction--0.45%
Total Australia Common Stock ..................   2,801,416           2,300   Technip SA/Campagnie Francaise ........     289,800
                                                 ----------                                                            ----------
                                                                 Total France Common Stock ..........................   1,219,101
AUSTRIA--1.51%                                                                                                         ----------
                                                                 GERMANY--5.83%
Steel--1.51%
    12,052   Boehler Uddeholm Bearer ..........     978,389      Auto Parts--0.85%
                                                 ----------          35,000   Kolbenschmidt .........................     551,121
                                                                                                                       ----------
CROATIA--2.04%                                                   Capital Equipment--Miscellaneous--2.24%
                                                                     80,000   Rofin-Sinar Technologies Incorporated*    1,450,000
Pharmaceutical--2.04%                                                                                                  ----------
    75,565   Pliva DD ** GDR ..................   1,322,388      Machinery--Diversified--0.67%
                                                 ----------           7,092   Boewe Systec ..........................     254,152
                                                                      6,000   Pfeiffer Vacuum Technology ADR ........     180,000

DENMARK--1.47%                                                                                                         ----------
                                                                                                                          434,152
Entertainment--1.47%                                                                                                   ----------
    13,000   Martin Gruppen ...................     949,534      Office Equipment & Supplies--0.69%
                                                 ----------          15,000   Turbon International ..................     443,883
                                                                                                                       ----------
EGYPT--0.30%                                                     Steel--1.38%
                                                                      6,740   SGL Carbon ............................     894,788
Banks--0.30%                                                                                                           ----------
    12,700   Misr International Bank Sae** GDR      193,675      Total Germany Common Stock .........................   3,773,944
                                                 ----------                                                            ----------

FINLAND--8.87%                                                   GREECE--1.15%

Capital Equipment--Miscellaneous--2.97%                          Transportation--1.15%
    48,000   Konecranes International .........   1,920,559          74,375   Attica Enterprises ....................     746,052
                                                 ----------                                                            ----------
Computer Software & Services--0.97%
     7,200   TT Tieto OY ......................     625,928      HONG KONG--5.87%
                                                 ----------
Consumer Goods--1.53%                                            Electronics--1.49%
    13,678   Hackman ..........................     457,724         480,000   Vtech Holdings ........................     960,930
     4,884   Raison Tehtaat ...................     535,620                                                            ----------
                                                 ----------      Food--0.78%
                                                    993,344         809,000   Four Seasons Mercantile Holdings ......     504,156
                                                 ----------                                                            ----------

Global Small Cap Fund Inc.

Number of                                                        Number of
Shares                                           Value           Shares                                           Value
------                                           -----           ------                                           -----

COMMON STOCK--(continued)


HONG KONG--(concluded)                                           ISRAEL--(concluded)

Hardware & Tools--0.94%                                          Retail--Specialty--0.63%
    200,000   Johnson Electric Holdings .......  $  610,914           26,493   Blue Square Israel Ltd* ADR .....  $  410,641
                                                 ----------                                                       ----------
Retail--Specialty--2.66%                                         Total Israel Common Stock .....................   2,021,526
  1,100,000   Giordano International Limited ..     692,606                                                       ----------
    920,000   Sa Sa International Holdings* ...     332,709
    298,000   Yue Yuen Industries .............     696,648      ITALY--7.12%
                                                 ----------
                                                  1,721,963      Airlines--1.26%
                                                 ----------          100,000   Aeroporti Di Roma* ..............     812,103
Total Hong Kong Common Stock ..................   3,797,963                                                       ----------
                                                 ----------      Home Furniture--2.13%
                                                                      50,000   Industrie Natuzzi* ADR ..........   1,378,125
INDONESIA--3.48%                                                                                                  ----------
                                                                 Machinery--Diversified--2.87%
Auto--2.07%                                                          110,000   Carraro Spa .....................     532,682
    350,000   Astra International .............   1,338,432          134,000   Gildemeister Italiana ...........     388,969
                                                 ----------          150,000   Idra Presse* ....................     352,338
Banks--0.33%                                                         200,000   Riva Finanziaria ................     585,003
    350,000   Bank PAN Indonesia ..............     214,149                                                       ----------
                                                 ----------                                                        1,858,992
Materials--Building--0.54%                                                                                        ----------
    800,000   Mulia Industrindo ...............     351,817      Miscellaneous--0.86%
                                                 ----------           22,311   Safilo ..........................     558,840
Transportation--0.54%                                                                                             ----------
    340,167   Steady Safe .....................     347,972      Total Italy Common Stock ......................   4,608,060
                                                 ----------                                                       ----------
Total Indonesia Common Stock ..................   2,252,370
                                                 ----------      JAPAN--3.44%

IRELAND--2.79%                                                   Capital Equipment--Miscellaneous--0.75%
                                                                      25,000   Canon Chemicals Incorporated ....     487,959
Computer Software & Services--0.81%                                                                               ----------
     26,000   Iona Technologies* ADR ..........     521,625      Finance--0.45%
                                                 ----------           12,000   Shinki Co Ltd. ..................     294,043

Transportation--1.98%                                                                                             ----------
     77,359   Irish Continental Group .........     861,892      Food--0.46%
     15,000   Ryanair Holdings* ADR ...........     423,750           10,010   Hokuto Corp .....................     296,029
                                                 ----------                                                       ----------
                                                  1,285,642      Photography--0.19%
                                                 ----------            7,200   Nihon Jumbo Company .............     119,848
Total Ireland Common Stock ....................   1,807,267                                                       ----------
                                                 ----------      Retail--Specialty--1.13%
                                                                      12,480   Circle K Japan Company Ltd. .....     731,823
ISRAEL--3.12%                                                                                                     ----------
                                                                 Semiconductor--0.46%
Computer Software & Services--2.49%                                   13,000   Mimasu Semiconductor Industry
     33,000   Formula Systems Ltd.* ...........     691,260                    Company Ltd. ....................     294,381
     25,000   Memco Software Ltd.* ............     490,625                                                       ----------
     13,000   Tecnomatix Technologies Limited*      429,000
                                                 ----------      Total Japan Common Stock ......................   2,224,083
                                                  1,610,885                                                       ----------
                                                 ----------

Global Small Cap Fund Inc.


Number of                                                        Number of
Shares                                           Value           Shares                                           Value
------                                           -----           ------                                           -----

COMMON STOCK--(continued)


KOREA--0.95%                                                     SPAIN--1.39%

Beverages--0.36%                                                 Insurance--0.39%
      9,840   Cho Sun Brewery Company Ltd. ....  $  231,074            5,000   Catalana Occidente ..............  $  253,319
                                                 ----------                                                       ----------
Telecommunications--0.59%                                        Machinery--Diversified--0.74%
        515   Korea Mobile Telecom Corporation      382,778           11,443   Miquel Y Costas Miquel ..........     477,481
                                                 ----------                                                       ----------
Total Korea Common Stock ......................     613,852      Retail--Specialty--0.26%
                                                 ----------            5,000   Adolfo Dominguez* ...............     172,309
                                                                                                                  ----------
MEXICO--1.27%                                                    Total Spain Common Stock ......................     903,109
                                                                                                                  ----------
Auto Parts--0.37%
     30,700   SanLuis Corporacion .............     237,997      SWEDEN--9.34%
                                                 ----------
Pharmaceutical--0.90%                                            Auto Parts--2.30%
     25,000   Grupo Casa Autrey ADR ...........     581,250           30,000   Autoliv .........................   1,052,618
                                                 ----------           36,500   Haldex ..........................     432,232
Total Mexico Common Stock .....................     819,247                                                       ----------
                                                 ----------                                                        1,484,850
                                                                                                                  ----------
NETHERLANDS--3.72%                                               Capital Equipment--Miscellaneous--1.38%
                                                                      40,826   Assa Abloy ......................     895,296
Energy--2.58%                                                                                                     ----------
     31,000   IHC Caland ......................   1,670,139      Computer Software & Services--1.05%
                                                 ----------           35,000   Prosolvia .......................     679,816
Miscellaneous--1.14%                                                                                              ----------
     48,000   DOCdata .........................     740,848      Finance--1.49%
                                                 ----------           32,300   OM Gruppen ......................     967,369
Total Netherlands Common Stock ................   2,410,987                                                       ----------
                                                 ----------      Hotels--1.04%
                                                                      40,000   Scandic Hotels ..................     666,658
NEW ZEALAND--0.40%                                                                                                ----------
                                                                 Machinery--Diversified--0.51%
Transportation/Railroad--0.40%                                        20,000   Getinge Industries ..............     332,076
     15,000   Tranz Rail Holdings Limited ADR .     258,750                                                       ----------
                                                 ----------      Multi-Industry Conglomerate--0.95%
                                                                      20,000   Kinnevik Investments ............     612,774

NORWAY--0.83%                                                                                                     ----------
                                                                 Telecommunications--0.62%
Energy--0.83%                                                         26,655   Netcom Systems* .................     404,162
     10,000   Petroleum Geo-Services* .........     535,249                                                       ----------
                                                 ----------      Total Sweden Common Stock .....................   6,043,001
                                                                                                                  ----------
SINGAPORE--2.04%
                                                                 UNITED KINGDOM--7.71%
Communication Equipment--0.78%
    150,000   Datacraft Asia (1) ..............     507,000      Computer Software & Services--1.04%
                                                 ----------           20,000   Eidos ...........................     216,598
Energy--0.51%                                                        328,565   Geo Interactive Media Group* ....     458,271
    100,000   Keppel Fels Ltd. ................     333,084                                                       ----------
                                                 ----------                                                          674,869
Food--0.75%                                                                                                       ----------
    135,600   Want Want Holdings ..............     482,736      Employment--1.41%
                                                 ----------          150,000   Capita Group ....................     615,337
Total Singapore Common Stock ..................   1,322,820          350,000   Select Appointments Holdings ....     296,921
                                                 ----------                                                       ----------
                                                                                                                     912,258
SOUTH AFRICA--0.65%                                                                                               ----------

Retail--Specialty--0.65%
    378,969   Metro Cash & Carry ..............     419,068
                                                 ----------

Global Small Cap Fund Inc.

Number of                                                        Number of
Shares                                           Value           Shares                                           Value
------                                           -----           ------                                           -----

COMMON STOCK--(concluded)


UNITED KINGDOM--(concluded)                                      UNITED STATES--(concluded)

Engineering & Construction--1.85%                                Retail--Apparel--1.73%
        325,000   Jarvis ......................  $1,197,241               10,000   Jones Apparel Group
                                                 ----------                        Incorporated* ............... $   519,375
Leisure--2.23%                                                            15,000   Nine West Group,
         75,000   Airtours ....................   1,444,196                        Incorporated* ...............     600,937
                                                 ----------                                                       ----------
Marketing & Advertising--1.18%                                                                                     1,120,312
        350,000   Cordiant ....................     760,967                                                       ----------
                                                 ----------      Retail--Specialty--2.37%
Total United Kingdom Common Stock .............   4,989,531               10,000   Barnes & Noble Incorporated*      500,000
                                                 ----------               27,350   Price Costco, Incorporated* .   1,035,881
                                                                                                                  ----------
UNITED STATES--13.65%                                                                                              1,535,881
                                                                                                                  ----------
Computer Software & Services--0.21%                              Telecommunications--0.15%
          5,000   Aris Corporation* ...........     135,000                5,000   Corsair Communications
                                                 ----------                        Incorporated ................      99,063
Computer Systems--0.96%                                                                                           ----------
         20,000   Zebra Technologies                             Total United States Common Stock ..............   8,837,950
                  Corporation* ................     623,750                                                       ----------
                                                 ----------      Total Common Stock (cost--$44,176,790) ........  62,251,680
Consumer Goods--2.14%                                                                                             ----------
         17,700   Cannondale Corporation* (1) .     314,175
         12,500   Harman International ........                  INVESTMENTS OF CASH COLLATERAL
                  Industries Incorporated .....     496,875      FOR SECURITIES LOANED--3.28%
                                                 ----------             2,119,958   Liquid Assets Portfolio ....   2,119,958
         20,000   Littelfuse Incorporated* ....     570,000                    42   Prime Portfolio ............          42
                                                 ----------                                                       ----------
                                                  1,381,050      Total Investments of Cash Collateral for
                                                 ----------      Securities Loaned (cost--$2,120,000) ..........   2,120,000
Employment--0.53%                                                                                                 ----------
          7,500   Interim Services Incorporated*    341,719
                                                 ----------      Number of
Engineering & Construction--0.61%                                Warrants
         14,000   Jacobs Engineering Group                       ---------
                  Incorporated ................     392,000
                                                 ----------      WARRANTS--0.04%

Entertainment--0.43%
         25,000   Metromedia International                       HONG KONG--0.04%
                  Group Incorporated* .........     281,250
                                                 ----------      Consumer Goods--0.04%
Finance--2.48%                                                            206,800   Four Seasons Mercantile
         34,000   CMAC Investment Corporation .   1,604,375                         Holdings (cost $11,948) ....      26,977
                                                 ----------                                                       ----------
Machinery--Diversified--0.97%
         60,000   ITEQ Incorporated* ..........     630,000      Number of
                                                 ----------      Rights
Marketing & Advertising--0.42%                                   ------
          6,400   Catalina Marketing
                  Corporation* ................     272,800      STOCK RIGHTS--1.10%
                                                 ----------
Pharmaceuticals--0.65%                                           HUNGARY--1.10%
          8,500   Watson Pharmaceuticals,
                  Incorporated.*  .............     420,750      Food Processing--1.10%
                                                 ----------                 9,346   Pick Szeged (cost--$571,165)     712,148
                                                                                                                  ----------

Global Small Cap Fund Inc.


 Principal
 Amount
 (000)                                         Maturity Date   Interest Rates         Value
 -----                                         -------------   --------------         -----

REPURCHASE AGREEMENT--2.04%

   $1,320  Repurchase Agreement dated
           07/31/97 with State Street
           Bank & Trust Company,
           collateralized by $1,348,158
           U.S. Treasury Notes, 5.875%
           due 08/15/98; proceeds:
           $1,320,205 (cost--$1,320,000)....      08/01/97        5.600%           $ 1,320,000
                                                                                   -----------
Total Investments (cost--$48,199,903)--102.63% ..................................  66,430,805
Liabilities in excess of other assets--(2.63)% ..................................  (1,701,774)
                                                                                   -----------
Net Assets--100.00% .............................................................  $64,729,031
                                                                                   ===========

----------
*   Non-income producing security.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR American Depositary Receipt

GDR Global Depositary Receipt

       (1) Security, or a portion thereof, was on loan at July 31, 1997.

                See accompanying notes to financial statements

Global Small Cap Fund Inc.

Statement of Assets and Liabilities                            July 31, 1997


Assets

Investments, at value (cost--$48,199,903) .......................  $66,430,805
Cash denominated in foreign currencies (cost--$65,425) ..........       63,332
Cash ............................................................          279
Receivable for investments sold .................................    1,679,926
Dividends and interest receivable ...............................       81,326
Deferred organizational expenses and other assets ...............       30,438
                                                                  ------------
Total assets ....................................................   68,286,106
                                                                  ------------

Liabilities

Collateral for securities loaned ................................    2,120,000
Payable for investments purchased ...............................    1,198,993
Payable to affiliates ...........................................       55,128
Accrued expenses and other liabilities ..........................      182,954
                                                                  ------------
Total liabilities ...............................................    3,557,075
                                                                  ------------

Net Assets

Capital Stock--$0.001 par value; 100,000,000 shares authorized;
3,801,667 shares issued and outstanding .........................   51,415,510
Accumulated net investment loss .................................     (102,359)
Accumulated net realized loss from investment transactions ......   (4,807,387)
Net unrealized appreciation of investments and other assets
and liabilities denominated in foreign currencies ...............   18,223,267
                                                                  ------------
Net assets ...................................................... $ 64,729,031
                                                                  ------------
Net asset value per share .......................................      $ 17.03
                                                                       =======

                 See accompanying notes to financial statements

                                        9


Global Small Cap Fund Inc.

Statement of Operations

                                                                   For the Year
                                                                       Ended
                                                                   July 31, 1997
                                                                   -------------


Investment income:

Dividends (net of foreign withholding taxes of $81,416) .........   $  702,771
Interest ........................................................       77,884
                                                                    ----------
                                                                       780,655
                                                                    ----------

Expenses:

Investment advisory and administration ..........................      559,511
Custody and accounting ..........................................       85,345
Legal and audit .................................................       55,190
Reports and notices to shareholders .............................       59,006
Amortization of organizational expenses .........................       43,818
Transfer agency fees and expenses ...............................       27,953
Directors' fees and expenses ....................................       11,300
Other expenses ..................................................       18,602
                                                                   -----------
                                                                       860,725
                                                                   -----------
Net investment loss .............................................      (80,070)
                                                                   -----------

Realized and unrealized gains (losses) from investment transactions:

Net realized gains (losses) from:
  Investment transactions .......................................    3,538,337
  Foreign currency transactions .................................      (99,568)

Net change in unrealized appreciation/depreciation of:
  Investments ...................................................   13,303,647

  Other assets and liabilities denominated in foreign
    currencies ..................................................       (1,115)
                                                                   -----------
Net realized and unrealized gains from investment transactions....  16,741,301
                                                                   -----------
Net increase in net assets resulting from operations ............. $16,661,231
                                                                   ===========


                 See accompanying notes to financial statements

                                       10


Global Small Cap Fund Inc.
Statement of Changes in Net Assets




                                                                        For the Years
                                                                        Ended July 31,
                                                                 -----------------------------
                                                                     1997             1996
                                                                     ----             ----
From operations:

Net investment loss .........................................    $    (80,070)   $    (43,603)
Net realized gains (losses) from:
Investment transactions .....................................       3,538,337         523,875
Foreign currency transactions ...............................         (99,568)        (82,912)
Net change in unrealized appreciation/depreciation of:

Investments .................................................      13,303,647       3,542,207

Other assets and liabilities denominated in foreign
  currencies ................................................          (1,115)         (9,152)
                                                                 ------------    ------------
Net increase in net assets resulting from operations ........      16,661,231       3,930,415

Net assets:

Beginning of period ..........................................     48,067,800      44,137,385
                                                                 ------------    ------------
End of period ................................................   $ 64,729,031    $ 48,067,800
                                                                 ============    ============

                 See accompanying notes to financial statements

Notes To Financial Statements

Organization and Significant Accounting Policies

     Global Small Cap Fund Inc. (the "Fund") was incorporated in Maryland on June 22, 1993 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. Organizational costs have been deferred and are being amortized using the straight-line method over the period of benefit, not to exceed 60 months from the date the Fund commenced operations.

     The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:


     Valuation of Investments--Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins, or GE Investment Management Incorporated ("GEIM"), the subadviser to the Fund, as the primary market. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sale price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available prior to valuation. The amortized cost method, which approximates market value, generally is used to value debt obligations with sixty days or less remaining to maturity unless the Fund's board of directors determines that this does not represent fair value. Securities, including limited partnership interests, and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's board of directors.

     All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined prior to the close of trading on the American Stock Exchange ("AMEX"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the AMEX, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board of directors.

     Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

Notes To Financial Statements

     Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investments and foreign exchange transactions are calculated on the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") (except for certain dividends from foreign securities that are recorded as soon after the ex-date as the Fund becomes aware of such dividends).

Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

     Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

     The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of the fluctuations in market price of investment securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes. Net realized foreign currency gain/loss is treated as ordinary income for income tax purposes.

     Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of Risk

     Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which this Fund is authorized to invest.

     Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

Notes To Financial Statements

     The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

Investment Adviser and Administrator

     The Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is computed weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly net assets.

     Mitchell Hutchins has a separate Sub-Advisory Agreement ("Sub-Advisory Agreement") with GEIM. In accordance with the Sub-Advisory Agreement, Mitchell Hutchins (not the Fund) pays GEIM a fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Securities Lending

     The Fund may lend up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrowers plus reasonable administrative and custody fees. The Fund's lending agent is PaineWebber, which received $3,032 in compensation from the Fund for the year ended July 31, 1997.

     As of July 31, 1997, the Fund's custodian held cash and cash equivalents having an aggregate value of $2,120,000 as collateral for portfolio securities loaned having a market value of $1,997,925.

Investments in Securities

     For federal income tax purposes, the cost of securities owned at July 31, 1997 was substantially the same as the cost of securities for financial statement purposes.

     At July 31, 1997, the components of the net unrealized appreciation of investments were as follows:


     Gross appreciation (investments having an excess of value over cost) ..........   $ 19,663,099
     Gross depreciation (investments having an excess of cost over value) ..........     (1,432,197)
                                                                                       ------------
     Net unrealized appreciation of investments ....................................   $ 18,230,902
                                                                                       ============

     For the year ended July 31, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $27,691,069 and $27,775,245, respectively.

Notes to Financial Statements

                                      14


Federal Tax Status

     The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     In accordance with U.S. Treasury regulations, the Fund has elected to defer
$94,963 of net realized currency losses arising after October 31, 1996. Such losses are treated for tax purposes as arising on August 1, 1997.

     At July 31, 1997, the Fund had a net capital loss carryforward of $4,798,332 which expires as follows: $110,750 in 2003 and $4,687,582 in 2004.

     To reflect reclassification arising from permanent book/tax differences there was a reduction to accumulated net investment loss of $77,130, a decrease to accumulated net realized losses from investment transactions of $74,419 and a decrease to additional paid-in capital of $151,549.

Capital Stock

     At July 31, 1997, Mitchell Hutchins owned 6,667 shares of the Fund.

                                       15


Global Small Cap Fund Inc.

Financial Highlights

     Selected data for a share of capital stock outstanding throughout each period is presented below:



                                                                                                                For the Period
                                                                           For the Years Ended July 31,        October 15, 1993+
                                                                        -----------------------------------            to
                                                                        1997           1996           1995       July 31, 1994
                                                                        ----           ----           ----       -------------

Net asset value, beginning of period ............................  $    12.64       $  11.61       $  13.28        $ 14.18
                                                                    ---------        -------        -------        -------
Net investment income (loss) ....................................       (0.02)         (0.01)          0.08          (0.05)
Net realized and unrealized gains (losses) from investments .....        4.41           1.04          (0.95)         (0.80)
                                                                    ---------        -------        -------        -------
Total increase (decrease) from investment operations ............        4.39           1.03          (0.87)         (0.85)
Distributions from net realized gains from investments ..........          --             --          (0.80)            --
                                                                    ---------        -------        -------        -------
Offering costs charged to additional paid-in capital ............          --             --             --          (0.05)
                                                                    ---------        -------        -------        -------
Net asset value, end of period ..................................   $   17.03        $ 12.64        $ 11.61        $ 13.28
                                                                    =========        =======        =======        =======
Market value, end of period .....................................   $   14.50        $ 10.38        $  9.25        $ 12.13
                                                                    =========        =======        =======        =======
Total investment return (1) .....................................       39.69 %        12.22 %       (17.64)%       (14.46)%
                                                                    =========        =======        =======        =======
Ratios/Supplemental Data:
Net assets, end of period (000's) ...............................   $  64,729        $48,068        $44,137        $50,474
Expenses to average net assets ..................................        1.53 %         1.76 %         1.69 %         1.79 %*
Net investment income (loss) to average net assets ..............       (0.14)%        (0.10)%         0.62 %        (0.46)%*
Portfolio turnover ..............................................          50 %           64 %          187 %           71 %
Average commission rate paid (2) ................................   $  0.0204             --             --             --

----------
+   Commencement of operations
*   Annualized

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for period of less than one year has not been annualized.

(2) Effective for fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

Global Small Cap Fund Inc.

Report of Ernst & Young LLP, Independent Auditors


To the Board of Directors and Stockholders of Global Small Cap Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Global Small Cap Fund Inc. (the "Fund"), including the portfolio of investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at July 31, 1997, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Small Cap Fund Inc. as of July 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                    /s/ Ernst & Young LLP


New York, New York
September 19, 1997

Global Small Cap Fund Inc.

Tax Information

     We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (July 31, 1997) as to federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that no distributions were paid by the Fund during the period.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1997. The second notification (if necessary), which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns is made in conjunction with Form 1099 DIV and will be mailed in January 1998. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Global Small Cap Fund Inc.

General Information

The Fund

     Global Small Cap Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the American Stock Exchange ("AMEX"). The Fund's investment objective is long-term capital appreciation. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has over $46 billion in assets under management at August 31, 1997. The Fund's subadviser is GE Investment Management Incorporated, a wholly owned subsidiary of General Electric Company, which, together with General Electric Investment Corporation, also a wholly owned subsidiary of General Electric Company, manages over $64 billion in assets.

Shareholder Information

     The Fund's AMEX trading symbol is "GSG". Weekly comparative net asset value and market price information about the Fund is published each Monday in the Wall Street Journal, each Sunday in the New York Times and each Saturday in Barron's, as well as numerous other newspapers.

Distribution Policy

     The Fund intends to pay dividends from its net investment income and net capital gain, if any, at least annually. The Fund anticipates distributing substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) with the regular annual dividend. The Fund also intends to distribute any net realized gains from foreign currency transactions with such dividend. The Fund may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gains.

     The Fund has established a Dividend Reinvestment Plan under which stockholders will have all dividends and other distributions on their shares of Common Stock automatically reinvested in additional shares of Common Stock purchased in the open market, unless such stockholders elect to receive cash. Stockholders who intend to hold their shares through any other broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. The Fund will not issue any new shares of Common Stock in connection with its Dividend Reinvestment Plan.

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                                       20

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

Board of Directors

E. Garrett Bewkes, Jr.                            Meyer Feldberg
  Chairman                                        George W. Gowen
Margo N. Alexander                                Frederic V. Malek
Richard Q. Armstrong                              Carl W. Schafer
Richard R. Burt
Mary C. Farrell

Officers

Margo N. Alexander                                Dianne E. O'Donnell
President                                         Vice President and Secretary

Victoria E. Schonfeld                             Paul H. Schubert
Vice President                                    Vice President and Treasurer

Investment Adviser and Administrator

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

Investment Sub-Adviser

GE Investment Management Incorporated
3003 Summer Street
Stamford, Connecticut 06904


     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

     This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                 Annual Report

                                  Global Small
                                 Cap Fund Inc.

                                 July 31, 1997

                                   PaineWebber

                        (C)1997 PaineWebber Incorporated
                                   Member SIPC